SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                 FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                (Name of Registrant as Specified in its Charter)

                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:













         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                 IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's Annual Shareholders' Meeting scheduled for Wednesday, September 8, 2004 at 3:00 p.m. Pacific time. These materials discuss the Proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy card, we'll vote it exactly as you tell us. If you simply sign the proxy card, your proxy will be voted in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS. RETURNING YOUR PROXY DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING, OR LATER CHANGING YOUR VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).










                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, SEPARATE INSTRUCTIONS ARE ENCLOSED.

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         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

            NOTICE OF 2004 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Templeton Limited Duration Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Wednesday, September 8, 2004 at 3:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

o The election of Frank H. Abbott, III, Harris J. Ashton, and Martin L. Flanagan as Trustees of the Fund.

The Board of Trustees has fixed July 8, 2004, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,

                                 Murray L. Simpson
                                 SECRETARY

San Mateo, California
Dated: August 6, 2004

















PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.



                This page intentionally left blank.


         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                                 PROXY STATEMENT

?  INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Templeton Limited Duration Income Trust (the "Fund"), in connection with the Fund's First Annual Meeting of Shareholders (the "Meeting"), have requested your vote.


   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on July 8, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about August 6, 2004.


   ON WHAT ISSUE AM I BEING ASKED TO VOTE?

   You are being asked to vote on one Proposal:

   o To elect three nominees to the position of Trustee.


   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the three nominees as Trustees.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the election of the three nominees for Trustee.

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

[]  THE PROPOSAL: ELECTION OF TRUSTEES

   HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin, Chairman, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee may amend these procedures from time to time, including the procedures relating to the evaluation of candidates and the process for submitting recommendations to the Committee.

   The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Appendix B to this proxy statement.





   WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF
   TRUSTEES?

   The Board is divided into three classes serving staggered terms. Each year the term of office of one class expires. Frank H. Abbott, III, Harris J. Ashton, and Martin L. Flanagan have been nominated for three-year terms set to expire in 2007, until their successors are duly elected and qualified to serve, or until a Trustee's earlier resignation, retirement, death or removal. All of the nominees are currently members of the Board, and Martin
   L. Flanagan is an Interested Trustee. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and/or its affiliates. Resources is a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.82% and 15.18%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to Franklin Templeton Funds. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is his or her name, age and address, as well as position and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex he or she oversees, and any other directorships held.











   NOMINEES FOR INDEPENDENT TRUSTEE TO SERVE UNTIL THE 2007 ANNUAL SHAREHOLDERS'
   MEETING:
-----------------------------------------------------------------
                                     NUMBER
                                     OF
                                     PORTFOLIOS
  NAME, AGE                          IN FUND
 AND ADDRESS               LENGTH    COMPLEX         OTHER
                           OF TIME   OVERSEEN    DIRECTORSHIPS
                POSITION    SERVED   BY BOARD        HELD
                                      MEMBER*
-----------------------------------------------------------------
Frank H.      Trustee      Since     112         None
Abbott, III                2003
(83)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment
company).
-----------------------------------------------------------------
Harris J.     Trustee      Since     141       Director, Bar-S
Ashton (72)                2003                Foods (meat
One Franklin                                   packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------

NOMINEE FOR INTERESTED TRUSTEE TO SERVE UNTIL THE 2007 ANNUAL SHAREHOLDERS'
MEETING:
-----------------------------------------------------------------
**Martin L.   Trustee and  Since     5         None
Flanagan (43) Vice         2003
One Franklin  President
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

INDEPENDENT TRUSTEES SERVING UNTIL THE 2005 ANNUAL SHAREHOLDERS'
MEETING:
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME     OF         DIRECTORSHIPS
                          SERVED   PORTFOLIOS        HELD
                                     IN FUND
                                     COMPLEX
                                     OVERSEEN
                                     BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
Robert F.     Trustee      Since     51            None
Carlson (76)               2003
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-----------------------------------------------------------------
S. Joseph    Trustee       Since     142           None
Fortunato                  2003
(72)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney,
Hardin, Kipp & Szuch.
-----------------------------------------------------------------









INTERESTED TRUSTEE SERVING UNTIL THE 2005 ANNUAL SHAREHOLDERS'
MEETING:
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS                           OF          DIRECTORSHIPS
                                     PORTFOLIOS       HELD
                                     IN FUND
                                    COMPLEX
                           OF TIME   OVERSEEN
                            SERVED   BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     124               None
Johnson, Jr.  Senior Vice  2003
(63)          President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
INDEPENDENT TRUSTEES SERVING UNTIL THE 2006 ANNUAL SHAREHOLDERS'
MEETING:
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS               OF TIME      OF        DIRECTORSHIPS
                           SERVED   PORTFOLIOS       HELD
                                      IN FUND
                                     COMPLEX
                                     OVERSEEN
                                      BY BOARD
                                      MEMBER*
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     114       Director, The
LaHaye (75)                2003                California
One Franklin                                   Center for Land
Parkway                                        Recycling
San Mateo,                                     (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------
Gordon S.     Trustee      Since     141       Director, White
Macklin (76)               2003                Mountains
One Franklin                                   Insurance Group,
Parkway                                        Ltd. (holding
San Mateo,                                     company); Martek
CA 94403-1906                                  Biosciences
                                               Corporation;
                                               MedImmune, Inc.
                                               (biotechnology);
                                               and
                                               Overstock.com
                                               (Internet
                                               services); and
                                               FORMERLY,
                                               Director, MCI
                                               Communication
                                               Corporation
                                               (subsequently
                                               known as MCI
                                               WorldCom, Inc.
                                               and WorldCom,
                                               Inc.)
                                               (communications
                                               services)
                                               (1988-2002) and
                                               Spacehab, Inc.
                                               (aerospace
                                               services)
                                               (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National
Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------

INTERESTED TRUSTEE SERVING UNTIL THE 2006 ANNUAL SHAREHOLDERS'
MEETING:
-----------------------------------------------------------------
  NAME, AGE     POSITION   LENGTH    NUMBER          OTHER
AND ADDRESS                OF TIME     OF         DIRECTORSHIPS
                           SERVED  PORTFOLIOS        HELD
                                    IN FUND
                                    COMPLEX
                                    OVERSEEN
                                     BY BOARD
                                     MEMBER*
-----------------------------------------------------------------
**Charles B.  Trustee and  Since     141               None
Johnson (71)  Chairman of  2003
One Franklin  the Board
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Martin L. Flanagan is considered to be an interested person of the Fund under the federal securities laws due to his position as officer of Resources. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson, Vice President of the Fund.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

   The following tables provide the dollar range of equity securities beneficially owned by the Board members on June 30, 2004.

INDEPENDENT BOARD MEMBERS
--------------------------------------------------------------------
                                                        AGGREGATE
                                                      DOLLAR RANGE
                                                       OF EQUITY
                                                     SECURITIES IN
                                                       ALL FUNDS
                                                      OVERSEEN BY
                           DOLLAR RANGE OF EQUITY      THE BOARD
NAME OF BOARD MEMBER       SECURITIES IN THE FUND    MEMBER IN THE
                                                        FRANKLIN
                                                     TEMPLETON FUND
                                                        COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III                None             Over $100,000
Harris J. Ashton                    None             Over $100,000
Robert F. Carlson                   None             Over $100,000
S. Joseph Fortunato                 None             Over $100,000
Frank W.T. LaHaye                   None             Over $100,000
Gordon S. Macklin                   None             Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
--------------------------------------------------------------------
                                                        AGGREGATE
                                                       DOLLAR RANGE
                                                        OF EQUITY
                                                       SECURITIES IN
                                                         ALL FUNDS
                                                        OVERSEEN BY
                           DOLLAR RANGE OF EQUITY      THE BOARD
NAME OF BOARD MEMBER       SECURITIES IN THE FUND     MEMBER IN THE
                                                         FRANKLIN
                                                       TEMPLETON FUND
                                                          COMPLEX
--------------------------------------------------------------------
Martin L. Flanagan                  None             Over $100,000
Charles B. Johnson                  None             Over $100,000
Rupert H. Johnson, Jr.              None             Over $100,000
--------------------------------------------------------------------

  HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $325 per month plus $325 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments are paid an aggregate per diem compensation of $2,000, a portion of which is allocated to the Fund, for attending a meeting of the Audit Committee on a day when a Board Meeting is not held. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments.

   During the first fiscal period ended March 31, 2004, there were eight meetings of the Board and five meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee. There were no meetings of the Nominating Committee.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the Annual Shareholders' Meeting. The Meeting will be the Trust's First Annual Shareholders' Meeting.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from Franklin Templeton Investments by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.







                                 Total Fees
                      Aggregate   Received       Number of Boards
                     Compensation   from          within Franklin
                      From the    Franklin      Templeton Investments
  Name of Trustee       Fund*     Templeton         on which
                                 Investments*   Each Trustee Serves
---------------------------------------------------------------------------
   Frank H. Abbott, III  $3,409     $179,599            27
   Harris J. Ashton       3,600      369,700            46
   Robert F. Carlson      5,917      110,110            15
   S. Joseph Fortunato    3,399      369,700            47
   Frank W.T. LaHaye      3,422      174,322            29
   Gordon S. Macklin      3,563      369,700            46

   *For the first fiscal period ended March 31, 2004. **For the calendar year ended December 31, 2003. ***We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

   The table above indicates the total fees paid to Independent Trustees by the Fund individually and then by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.



















   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is his or her name, age, address, position and length of service with the Fund, and principal occupation for the past five years:

-----------------------------------------------------------------
  NAME, AGE AND ADDRESS      POSITION     LENGTH OF TIME SERVED
-----------------------------------------------------------------
**Martin L. Flanagan (43)  Trustee and    Since 2003
One Franklin Parkway       Vice
San Mateo, CA 94403-1906   President
-----------------------------------------------------------------
Please refer to the table "Nominees for Interested Trustees to serve until the 2007 Annual Shareholders' Meeting" for
additional information about Mr. Martin L. Flanagan.
-----------------------------------------------------------------
**Charles B. Johnson (71) Trustee and     Since 2003
One Franklin Parkway      Chairman of
San Mateo, CA 94403-1906  the Board
-----------------------------------------------------------------
Please refer to the table "Interested Trustee Serving until the
2006 Annual Shareholders' Meeting" for additional information about Mr. Charles B. Johnson.
-----------------------------------------------------------------
**Rupert H. Johnson, Jr.  Trustee and     Since 2003
(63)                      Senior Vice
One Franklin Parkway      President
San Mateo, CA 94403-1906
-----------------------------------------------------------------
Please refer to the table "Interested Trustee Serving until the
2005 Annual Shareholders' Meeting" for additional information about Mr. Rupert H. Johnson, Jr.
-----------------------------------------------------------------
Harmon E. Burns (59)      Vice President   Since 2003
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
-----------------------------------------------------------------
James M. Davis (52)       Chief          Since July 2004
One Franklin Parkway      Compliance
San Mateo, CA 94403-1906  Officer
-----------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton
Investments; Director, Global Compliance, Franklin Resources,
Inc., and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
-----------------------------------------------------------------
Laura Ferguson (42)       Treasurer        Since July 2004
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
Jimmy D. Gambill (56)     Senior Vice       Since 2003
500 East Broward Blvd.    President and
Suite 2100 Fort           Chief
Lauderdale, FL            Executive
33394-3091                Officer
                         -Finance and
                         Administration
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin
Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
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David P. Goss (57)        Vice President     Since 2003
One Franklin Parkway
San Mateo, CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin
Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
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Barbara J. Green (56)     Vice President    Since 2003
One Franklin Parkway
San Mateo, CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin
Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin
Advisory Services, LLC, Franklin Investment Advisory Services,
Inc., Franklin Mutual Advisers, LLC, Franklin Templeton
Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel,
LLC, and Templeton/Franklin Investment Services, Inc.; and
officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
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Gregory E. Johnson (43)   Vice President    Since 2003
One Franklin Parkway
San Mateo, CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources,
Inc.; Chairman of the Board and Director, Franklin Templeton
Distributors, Inc.; President, Franklin Agency, Inc.; Vice
President and Director, Franklin Advisers, Inc.; Director,
Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.;
and officer of two of the investment companies in Franklin
Templeton Investments.
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Christopher J. Molumphy   President and     Since 2003
(42)                      Chief
One Franklin Parkway      Executive
San Mateo, CA 94403-1906  Officer -
                          Investment
                          Management
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
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Murray L. Simpson (67)    Vice              Since 2003
One Franklin Parkway      President and
San Mateo, CA 94403-1906  Secretary
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of
51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing
Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
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Galen G. Vetter (52)       Chief             Since May 2004
500 East Broward Blvd.     Financial
Suite 2100 Fort            Officer and
Lauderdale, FL 33394-3091  Chief
                           Accounting
                           Officer
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
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[]  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, CA 94403. Advisers is a wholly owned subsidiary of Resources.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Fund, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's audited financial statements and annual report, dated March 31, 2004, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of July 8, 2004, the Fund had 26,653,937.66 shares outstanding and total net assets of $386,551,605. The Fund's shares are listed on the AMEX (symbol: FMI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of July 8, 2004, Cede & Co. Depository Trust Company at 55 Water St., 25th Floor, New York, NY held beneficially more than 5% of the Fund's outstanding shares. To the knowledge of the Fund's management, as of July 8, 2004, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of July 8, 2004, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities laws require that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended March 31, 2004. All of the filing dates of these reports were met. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board of Trustees, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for its review and consideration.

[]  AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Abbott and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the listing standards of the American Stock Exchange ("AMEX"). The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence and meeting with such auditors to review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, and reviews both the audit and non-audit work of the Fund's independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $25,154 for the first fiscal period ended March 31, 2004.

   AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $45,000 for the first fiscal period ended March 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagements for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fee for this service was $2,910 for the first fiscal period ended March 31, 2004.

   TAX FEES. No fees were paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning for the first fiscal period ended March 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagements for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the first fiscal period ended March 31, 2004.

   ALL OTHER FEES. The aggregate fees paid to PwC were $187 for any other products or services provided by PwC for the first fiscal period ended March 31, 2004.

   In addition, the Audit Committee pre-approves PwC's engagements for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for services were $99,813 for the first fiscal period ended March 31, 2004.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund, to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $147,910 for the first fiscal period ended March 31, 2004.

   AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Appendix A" to this proxy statement.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

   Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2004 for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 Frank H. Abbott, III
                                 Robert F. Carlson




[]  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that AMEX Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the Proposal to elect Trustees requires that the three nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to elect three Trustees, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September 2005. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than April 8, 2005, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2005 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement should notify the Fund at the Fund's offices of such proposal by June 22, 2005. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2005 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.







   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                 By Order of the Board of Trustees,
                                 Murray L. Simpson
                                 SECRETARY

Dated: August 6, 2004
San Mateo, California























                                   APPENDIX A


                             AUDIT COMMITTEE CHARTER


I.    THE COMMITTEE.

      The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II.   PURPOSES OF THE COMMITTEE.

      The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

      Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's independent auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

      In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  POWERS AND DUTIES.

      The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

           (i) pre-approval of all audit and audit related services;

           (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

           (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

           (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to
(i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

           (i) as required by generally accepted accounting standards; and

           (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) To investigate improprieties or suspected improprieties in Fund operations.

      (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

      (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

      (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

      (l) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").

      (m) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates.

      (n) If the Committee determines such an investigation is necessary or appropriate, (i) to notify the Board; (ii) to initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (iii) to retain such additional expert personnel as the Committee deems necessary to assist in the investigation.

      (o) At the conclusion of any such investigation, (i) to recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (ii) to inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted.

      (p) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take.

      (q) To otherwise respond to evidence of a material violation.

IV. OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

      (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and
(ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or such Fund's adviser, principal underwriter, administrator or other provider of accounting related services, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.


ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

      The Committee shall comply with rules of the New York Stock Exchange, Inc. or the American Stock Exchange, as applicable, and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the exchange on which the Fund's securities are listed.



                                   APPENDIX B


                          NOMINATING COMMITTEE CHARTER

I.    THE COMMITTEE.

           The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.        BOARD NOMINATIONS AND FUNCTIONS.

1.    The Committee shall make recommendations for nominations for
           Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business,
                                               ----
           financial or family relationships with investment managers or service providers.

2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.    The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.       COMMITTEE NOMINATIONS AND FUNCTIONS.

1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV.        OTHER POWERS AND RESPONSIBILITIES.

1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.    A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.



            ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

   The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.




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                                PROXY


           FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

           ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 8, 2004


The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Templeton Limited Duration Income Trust (the "Company") that the undersigned is entitled to vote at the Franklin Templeton Limited Duration Income Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 3:00 p.m. Pacific time on September 8, 2004, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST SOLICITS THIS PROXY. IT WILL BE VOTED AS SPECIFIED ON THE REVERSE. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
 SIDE                                                                  SIDE


[X] Please mark
    votes as in
    this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

      Proposal:  Election of Trustees.

 NOMINEES:  (01) Frank H. Abbott, III,   (02) Harris J. Ashton,      (03) Martin L. Flanagan

FOR                                              WITHHOLD
ALL   []                                   []    FROM ALL
NOMINEES                                         NOMINEES

[ ]
---------------------------------------------------------
(INSTRUCTION:  To  withhold  authority  to vote for any individual nominee, write that nominee's name in the space
               provided above).


                            MARK HERE IF YOU PLAN TO ATTEND THE MEETING []

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT []



                                Note: Please sign exactly as your name appears on the proxy, If signing for estates, trusts or capacity should be stated. If shares are held jointly, each holder must sign.






Signature: ______________  Date:____________  Signature:_______________  Date:____________

__________________________________________________________________________________________
